UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 27, 2003


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                   1-2207              38-0471180
       -----------------          --------------      --------------
       (State or other            (Commission         (I.R.S. Employer
       jurisdiction of            File No.)           Identification No.)
       incorporation of
       organization)

       280 Park Avenue
       New York, NY                                         10017
       -----------------------------------            -----------------
       (Address of principal executive office)            (Zip Code)


       Registrant's telephone number, including area code:   (212) 451-3000


       --------------------------------------------------   -----------------
       (Former name or former address,                        (Zip Code)
       if changed since last report)

                               Page 1 of 16 Pages
                         Exhibit Index appears on Page 3



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         10.1 - Form of Non-Incentive Stock Option Agreement under Triarc's 2002 Equity Participation Plan.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                              TRIARC COMPANIES, INC.



                                              By: /s/ Brian L. Schorr
                                                 ---------------------------
                                                  Brian L. Schorr
                                                  Executive Vice President

Dated: March 27, 2003



                                  EXHIBIT INDEX

Exhibit
   No.         Description                                    Page No.
---------      -----------                                    --------


10.1          Form of Non-Incentive Stock Option Agreement under
              Triarc's 2002 Equity Participation Plan.


                                                                EXHIBIT 10.1


                      NON-INCENTIVE STOCK OPTION AGREEMENT
                                      Under
                             TRIARC COMPANIES, INC.
                         2002 EQUITY PARTICIPATION PLAN

                       ___________ Shares of Common Stock

     TRIARC COMPANIES, INC. (the "Company"), pursuant to the terms of its 2002 Equity Participation Plan (the "Plan"), hereby irrevocably grants to ________ (the "Optionee") the right and option to purchase shares of Class A Common Stock, par value $.10 per share (the "Common Stock"), of the Company upon and subject to the following terms and conditions:

     1. The Option is not intended to qualify as an incentive stock option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, or its predecessor (the "Code").

     2. ______________ is the date of grant of the Option ("Date of Grant").

     3. The purchase price of the shares of Common Stock subject to the Option shall be $____ per share.

     4. Subject to the Optionee's continued provision of services to the Company, the Option shall be exercisable as follows:

     (a) One-third of the shares of Common Stock subject to the Option shall be exercisable after _______________.

     (b) One-third of the shares of Common Stock subject to the Option shall be exercisable after _______________.

     (c) One-third of the shares of Common Stock subject to the Option shall be exercisable after _______________.

     Notwithstanding the foregoing, in the event of (i) the termination of the Optionee's services to the Company as a result of the Optionee's death or disability, or (ii) the occurrence of a Change of Control (as defined in the Plan), the Option shall be deemed to be fully (100%) vested and exercisable as of immediately prior to the Optionee's death or disability or the Change of Control.

     5. The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the earlier of (a) expiration of ten (10) years from the Date of Grant and (b) the earliest applicable time specified in Section 6.

     6. The unexercised portion of any such Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

     (a) __________, 20___;

     (b) the termination of the Optionee's services to the Company and its subsidiaries if the Optionee's services are terminated for "cause," that is for "cause" or any like term, as defined in any written contract between the Company and the Optionee; or if not so defined, (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any affiliate, (ii) for violation of a policy of the Company or any affiliate, (iii) for serious and willful acts or misconduct detrimental to the business or reputation of the Company or any affiliate;

     (c) the termination of Optionee's services to the Company and its subsidiaries for reasons other than as provided in subsection (b), (d), (e) or
(f) of this Section 6; provided, however, that the portion of the Option granted to such Optionee which was exercisable immediately prior to such termination may be exercised until the earlier of (i) 90 days after his termination of service or (ii) the date on which such Option terminates or expires in accordance with the provisions of this Agreement (other than this Section 6);

     (d) the termination of Optionee's services to the Company and its subsidiaries by reason of the Optionee's death, or if the Optionee's services terminate in the manner described in subsection (c) of this Section 6 and the Optionee dies within such period for exercise provided for therein; provided, however, that the portion of the Option exercisable by the Optionee immediately prior to the Optionee' s death shall be exercisable by the Optionee's executors or administrators, as provided in Section 10, or by the person to whom the Option passes (the Optionee's "Beneficiary") under such Optionee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (i) one year after the Optionee's death or (ii) the date on which such Option terminates or expires in accordance with the provisions of this Agreement (other than this Section 6);

     (e) the termination of Optionee's services to the Company and its subsidiaries by reason of the Optionee's disability; provided, however, that the portion of the Option exercisable by the Optionee immediately prior to the Optionee's disability may be exercised until the earlier of (i) one year after Optionee's disability or (ii) the date on which such Option terminates or expires in accordance with the provisions of this Agreement (other than this Section 6); or

     (f) the occurrence of a Change of Control (as defined in the Plan); provided, however, that the portion of the Option which remains outstanding and unexercised immediately prior to such Change of Control shall be exercisable until the earlier of (A) the date described in Section 5 and (B) the later of
(i) the first anniversary of the Change of Control and (ii) the time otherwise determined pursuant to the foregoing provisions of this Section 6.

     To the extent necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act") as in effect from time to time or any successor rule thereafter ("Rule 16b-3"), the provisions of this Section 6 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


     7. The Option shall be exercised by the Optionee (or by the Optionee's Beneficiary, as provided in Section 6, the Optionee's Permitted Transferees, as defined in, and as provided in, Section 9, or the Optionee's executors or administrators, as provided in Section 10), subject to the provisions of the Plan and of this Agreement, as to all or part of the shares of Common Stock covered hereby, as to which the Option shall then be exercisable, by the giving of written notice of such exercise to the Company at its principal business office, accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by cash or by check payable to the Company and/or (b) by delivery of unrestricted shares of Common Stock having a fair market value (determined as of the date the Option is exercised, but in no event at a price per share less than the par value per share of the Common Stock delivered) equal to all or part of the purchase price and, if applicable, of a check payable to the Company for any remaining portion of the purchase price. Whenever the Optionee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock, the Optionee may, subject to procedures satisfactory to the Committee (as defined in the Plan), satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares from the shares acquired by the exercise of the Option (or if the Option is paid in cash, cash in an amount equal to the fair market value of such shares on the date of exercise). Payment in accordance with this Section 7 may be satisfied by delivery to the Company of an assignment of sufficient amount of the proceeds from the sale of shares of Common Stock acquired upon exercise of the Option to pay for all of the shares of Common Stock acquired upon such exercise and on authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Optionee's direction at the time of exercise, provided that the Committee may require Optionee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Optionee incurring any liability under Section 16 of the Act and does not require the consent, clearance or approval of any governmental or regulatory body (including any securities exchange or similar self-regulatory organization).

     The Company shall cause certificates for the shares so purchased to be delivered to the Optionee or the Optionee's executors or administrators, against payment of the purchase price, as soon as practicable following the Company's receipt of the notice of exercise.

     8. Neither the Optionee nor the Optionee's Beneficiary, executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to the Option until a certificate or certificates for such shares shall have been issued upon the exercise of the Option.

     9. Except as provided in this Section 9, the Option shall not be transferable by the Optionee other than to the Optionee's Beneficiary, executors or administrators by will or the laws of descent and distribution, and during the Optionee's lifetime shall be exercisable only by the Optionee.

     This Option may be transferred with or without consideration by the Optionee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, (i) pursuant to a domestic relations order or (ii) to one or more of:

          (x) the Optionee's spouse, children or grandchildren (including adopted children, stepchildren and grandchildren)
              (collectively, the "Immediate Family");

          (y) a trust solely for the benefit of the Optionee and/or his or her Immediate Family;

          (z) a partnership or limited liability company, the partners or members of which are limited to the Optionee and his or her Immediate Family; or

          (zz) any other person or entity authorized by the Committee.

               (each transferee is hereinafter referred to as a "Permitted Transferee"); provided, however, that the Optionee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Optionee in writing that such a transfer would comply with the requirements of the Plan, this Agreement and any amendments thereto.

     The terms and conditions of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in this Agreement or any amendment thereto to an Optionee or grantee shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise this transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate; (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Optionee under the Plan, this Agreement or otherwise; (d) the events of termination of employment by, or services to, the Company under Section 6 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in Section 6; and (e) the Optionee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

     10. Subject to Section 9, in the event of the Optionee's death, the Option shall thereafter be exercisable (to the extent otherwise exercisable hereunder) only by the Optionee's Beneficiary, executors or administrators.

     11. The terms and conditions of the Option, including the number of shares and the class or series of capital stock which may be delivered upon exercise of the Option and the purchase price per share, are subject to adjustment as provided in Paragraph 19 of the Plan.

     12. The Optionee, by the Optionee's acceptance hereof, represents and warrants to the Company that the Optionee's purchase of shares of capital stock upon the exercise hereof shall be for investment and not with a view to distribution and agrees that the shares of capital stock will not be disposed of except pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such registration under the Securities Act.

     The Optionee agrees that the obligation of the Company to issue shares upon the exercise of the Option shall also be subject, as conditions precedent, to
compliance  with  applicable   provisions  of  the  Act,  state   securities  or
corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

     The Company may endorse an appropriate legend referring to the foregoing representations and restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of the Option.

     13. The Option has been granted subject to the terms and conditions of the Plan, a copy of which has been provided to the Optionee and which the Optionee acknowledges having received and reviewed. Any conflict between this Agreement and the Plan shall be decided in favor of the provisions of the Plan. Any conflict between this Agreement and the terms of a written employment agreement for the Optionee that has been approved, ratified or confirmed by the Board of Directors of the Company or the Committee shall be decided in favor of the provisions of such employment agreement. Terms used but not defined in this Agreement shall have the meanings given to them in the Plan. This Agreement may not be amended in any manner adverse to the Optionee except by a written agreement executed by the Optionee and the Company.

     14. This grant does not constitute an employment contract. Nothing herein shall confer upon the Optionee the right to continue to serve as a director or officer to the Company or any of its subsidiaries for the length of the vesting schedule set forth in Section 4 or for any portion thereof.

     15. The Optionee may elect to defer the receipt of any or all of the shares of Common Stock issuable upon the exercise of the Option on the terms and conditions set forth in Annex A hereto.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by an officer duly authorized thereto as of the ___ day of _________, 20___.

                                           TRIARC COMPANIES, INC.



                                           By:___________________________
                                              Name:
                                              Title:


                                              ACCEPTED AND AGREED TO:


                                              ___________________________




                                                                Annex A


                             STOCK OPTION DEFERRALS

     This Annex A is attached to, and is made a part of, the Non-Incentive Stock Option Agreement described in Exhibit 1 attached hereto (the "Stock Option Agreement"), between the person identified on Exhibit 1 (the "Optionee") and Triarc Companies, Inc. (the "Company"). The Optionee may elect (the "Deferral Election"), by completing and signing the Stock Option Deferral Election Form attached as Exhibit 1 (the "Election Form"), to defer delivery of the shares of Class A Common Stock of the Company ("Shares") otherwise deliverable upon exercise of the option granted pursuant to the Stock Option Agreement (the "Option") to the delivery date(s) specified in the Election Form, subject to the following rules.

1. Timing. The Deferral Election may only be made for an exercise of the Option which occurs while the Optionee is employed by the Company or any of its subsidiaries, and shall apply only to that exercisable portion of the Option that has not been exercised as of the date the Election Form is submitted to the Company (the "Election Date"), as specified in the Election Form. Subject to Section 2 below, the exercise of the portion of the Option subject to the Deferral Election shall occur on the date specified in the Election Form (the "Exercise Date") in accordance with the terms and conditions of the Stock Option Agreement and the Triarc Companies, Inc. 1993 Equity Participation Plan, the Triarc Companies, Inc. 1998 Equity Participation Plan or the Triarc Companies, Inc. 2002 Equity Participation Plan, as applicable (the "Plan").

2. Restriction on Exercisability. The portion of the Option subject to the Deferral Election shall not be exercisable during the period beginning with the Election Date and ending on the day immediately prior to the six-month anniversary of the Election Date (or if there is no corresponding date in the sixth calendar month after the Election Date, the six-month anniversary shall be deemed to be the first day of the seventh calendar month after the Election Date); provided, however, that if, prior to such six-month anniversary, (i) the Optionee's employment with the Company and all of its subsidiaries terminates for any reason, (ii) there is a "Change of Control" (as defined in the Plan), or (iii) the Performance Compensation
     Subcommittee of the Board of Directors of the Company or the Compensation Committee of the Board of Directors of the Company (as applicable, the "Committee") so determines, then the restriction set forth in the preceding portion of this Section 2 shall be canceled, and the portion of the Option which had been subject to the Deferral Election shall become exercisable (to the extent that it would have been otherwise exercisable in the absence of such restriction).

3. Method of Exercise to Defer. The portion of the Option subject to the Deferral Election shall be exercised in accordance with the terms of the Stock Option Agreement; provided that the exercise price must be paid by the Optionee in Shares which are free and clear at the time of payment of the exercise price and which are considered "mature" for purposes of generally accepted accounting principles (i.e., (x) they have been held by the Optionee for at least six months prior to their use to pay the exercise price, (y) they have been acquired by the Optionee in other than a compensatory transaction, or (z) they meet any other requirements for "mature" shares as may exist on the Exercise Date, as determined by the Committee). The Optionee may use Shares in payment of the exercise price by means of attestation to the Company of his ownership of sufficient Shares in a manner reasonably acceptable to the Committee. Shares actually delivered to the Company (i.e., Shares for which the attestation mechanism is not used) must be duly endorsed for transfer to the Company. Shares used to pay all or part of the exercise price pursuant to this provision will be credited at their fair market value on the Exercise Date. Subject to any action required of the Company by any law or regulation and to the Optionee's payment to the Company of the amount of any required tax or other withholding as described in Section 8 below, the Company shall, as soon as practicable after the exercise, return to the Optionee the Shares previously delivered to satisfy the exercise price (unless such exercise was accomplished by means of the attestation mechanism described above).

4. Deferral Account. A number of units equal to the number of Shares otherwise deliverable to the Optionee from the exercise of the portion of the Option subject to the Deferral Election, less that number of Shares used to exercise such portion of the Option pursuant to Section 3 hereof, shall be credited to a "deferral account" on behalf of the Optionee. The Optionee's deferral account shall be a bookkeeping account on the books and records of the Company only.

5. Dividend Equivalents. Each unit credited to the Optionee's deferral account (each representing one Share) shall be credited with an amount equal to the cash dividends paid by the Company with respect to one Share on and after the Exercise Date ("Dividend Equivalents"). At the discretion of the Committee, Dividend Equivalents on any particular unit may be either paid to the Optionee at the time credited to the deferral account (in which case they shall no longer appear in the deferral account) or continue to be credited to the deferral account and paid to the Optionee, along with interest credited at such times and at a reasonable rate determined by the Committee, at the same time the Share represented by such unit is delivered to the Optionee in accordance with Section 6 below.

6. Delivery of Deferred Shares. Subject to any action required of the Company by any law or regulation and to the Optionee's payment to the Company of the amount of any required tax or other withholding as described in Section 8 below, and further subject to acceleration as provided in Section 10 below, the Company shall deliver to the Optionee on each "Deferred Delivery Date" (as defined in the following sentence) a certificate representing a number of Shares equal to (i) the number of units credited to the Optionee's deferral account, divided by (ii) the number of Deferred Delivery Dates indicated in the Election Form, subject to withholding in accordance with Section 8 below, if applicable. The "Deferred Delivery Date" shall be the date or dates selected by the Optionee in the Election Form; provided that if an Optionee elects multiple Deferred Delivery Dates, each must be an anniversary of the first Deferred Delivery Date. The number of Shares delivered to the Optionee shall reduce by the same number the units credited to the Optionee's deferral account. Notwithstanding the above (but still subject to the exceptions described in the first clause of the first sentence of this Section 6), the Optionee may, no less than six months prior to any Deferred Delivery Date and prior to the calendar year which includes the Deferred Delivery Date, elect to (i) defer the Deferred Delivery Date from one to three additional whole years, and such elected date shall thereafter constitute the Deferred Delivery Date for purposes of this Section 6, and/or (ii) increase the number of Deferred Delivery Dates. Any election made under the preceding sentence must be communicated to the Committee in writing prior to the applicable deadline.

7. Rights of Optionee. Following the exercise of the portion of the Option subject to the Deferral Election and prior to the delivery of any Shares related thereto on a Deferred Delivery Date, (i) the Optionee shall not be treated as owner of such Shares, shall not have any rights as a shareholder as to such Shares, and shall have only a contractual right to receive such Shares, unsecured by any assets of the Company or its subsidiaries, (ii) the Optionee's right to receive such Shares may not be transferred by the Optionee other than by will or the laws of descent and distribution; provided, however, that such right may be transferred as described in the Plan and the Stock Option Agreement as if such right were the Option and
     (iii) the units credited to the Optionee's deferral account and the Optionee's right to receive such Shares will be subject to adjustment as set forth Section 19 of the Plan, relating to stock splits, stock dividends, stock changes and similar events.

8. Tax Withholding. The Optionee shall be responsible for satisfying any tax withholding as may be required (i) at the Exercise Date and (ii) at any Deferred Delivery Date, by delivery of a check to the Company in the amount due for such withholding; provided, however, that the Committee may, in its sole discretion, with respect to tax withholding required on a Deferred Delivery Date, allow the Optionee to satisfy such required withholding (but no more than such required withholding) by electing to have the necessary number of Shares withheld by the Company.

9.   Administration.   A  Deferral   Election  is  subject  to  such  additional
     administrative rules as the Committee may establish from time to time.

10.  Revocation and  Acceleration  of Deferred  Delivery  Date.  Subject to this
     Section 10 and Section 2 hereof, the Optionee's Deferral Election may not be revoked. The Committee may, in its sole discretion, accelerate the Deferred Delivery Date with respect to Shares in the event of (i) a "financial hardship," (ii) the death or disability of the Optionee, or
     (iii) the Committee so determines. In addition, the Deferred Delivery Date shall be accelerated to the time of a Change of Control or, if applicable, sufficiently prior to the consummation of a Change of Control to allow the Optionee to participate in the Change of Control transaction in respect of the Shares represented by the units in his deferral account.

     For purposes of the preceding paragraph, a "financial hardship" is defined as severe financial hardship to the Optionee resulting from a sudden and unexpected illness or accident of the Optionee or a dependent, loss of the Optionee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Optionee, as determined by the Committee in its sole discretion. The Deferred Delivery Date may not be accelerated on account of a financial hardship to the extent that the Optionee's financial hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise or (ii) by liquidation of the Optionee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. No distribution on account of financial hardship may be made prior to the time the Committee approves the distribution.

     Notwithstanding anything in this document to the contrary, if the per share exercise price of the Option exceeds the Fair Market Value (as defined in the Plan) of the Shares on the date immediately prior to the Exercise Date, then the Deferred Election shall become void in its entirety, and the portion of the Option which had been subject to the Deferral Election shall become exercisable (to the extent that it would have been otherwise exercisable in the absence of such restriction).

11. Assignability. Other than as provided in Section 7 above, no rights to the Optionee's deferral account may be assigned or subject to any encumbrance, pledge, or charge of any nature, except that the Optionee may designate a beneficiary pursuant to any rules established by the Committee.

12. Claims Procedure. (a) All claims for payments pursuant to a Deferral Election shall be made in writing and shall be signed by the Optionee. Claims shall be submitted to the Committee. If the Optionee does not furnish sufficient information with the claim for the Committee to determine the validity of the claim, the Committee shall indicate to the Optionee any additional information which is necessary for the Committee to determine the validity of the claim. Each claim hereunder shall be acted on and approved or disapproved by the Committee within a reasonable period of time, but no later than 90 days following the receipt by the Committee of the information necessary to process the claim. If the Committee determines that an extension of time for processing a claim is required, written notice of the extension shall be furnished to the Optionee prior to the termination of the initial 90-day period. In no event shall such extension exceed the period of 90 days from the end of the initial 90-day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date on which the Committee expects to render a decision on the Optionee's claim.

     In the event the Committee denies a claim for payment in whole or in part, the Committee shall notify the Optionee in writing of the denial of the claim and notify the Optionee of his right to a review of the Committee's decision. Such notice by the Committee shall also set forth, in a manner calculated to be understood by the Optionee, the specific reason for such denial, the specific provisions of this Annex A (or other document) on which the denial is based, a description of any additional material or information necessary to perfect the claim and an explanation of the appeals procedure as set forth in this Section 12. Unless the period of time for deciding an Optionee's claim is extended by the Committee within the initial 90-day period, if no action is taken by the Committee on a Optionee's claim within such initial 90-day period, such claim shall be deemed to be denied for purposes of the following appeals procedure.

     (b) Any Optionee whose claim for benefits is denied in whole or in part may appeal for a review of the decision by the Committee. Such appeal must be made within 60 days after the Optionee has received actual or constructive notice of the denial as provided above. An appeal must be submitted in writing within such period and must:

          (i) request a review by the Committee of the claim for payment pursuant to the Deferral Election;

          (ii) set forth all of the grounds upon which the Optionee's request for review is based and any facts in support thereof; and

          (iii) set forth any issues or comments which the Optionee deems pertinent to the appeal.

     The Committee shall act  upon  each  appeal  within a reasonable period of
     time, but no later than 60 days after receipt  thereof   unless   special
     circumstances require an extension of the time for processing the Optionee's appeal. If the Committee determines that an extension of time for processing the Optionee's appeal is required, written notice of the extension shall be furnished to the Optionee prior to the expiration of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial 60-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render a decision.

     The Committee shall make a full and fair review of each appeal and any written materials submitted by the Optionee in connection therewith. The Committee may require the Optionee to submit such additional facts, documents or other evidence as the Committee in its discretion deems necessary or advisable in making its review. The Optionee shall be given the opportunity to review pertinent documents or materials upon submission of a written request to the Committee, provided the Committee finds the requested documents or materials are relevant to the appeal. On the basis of its review, the Committee shall make an independent determination of the Optionee's eligibility for payments pursuant to the Deferral Election. The decision of the Committee on any claim for benefits shall be final and conclusive upon all parties thereto.

     In the event the Committee denies an appeal in whole or in part, it shall give written notice of the decision to the Optionee, which notice shall set forth, in a manner calculated to be understood by the Optionee, the specific reasons for such denial and which shall make specific reference to the pertinent provisions of this Annex A (or other document) on which the Committee's decision is based.

     (c) Notwithstanding the foregoing, this Section 12 shall only apply to a claim for payments pursuant to a Deferral Election if the Committee determines, upon the advice of counsel, that such application is necessary in order for the Deferral Election to comply with the Employee Retirement Income Security Act of 1974, as amended.

     This Annex A has been approved by action of the Committee by resolution duly adopted at a meeting held on November 21, 2002.






                                    EXHIBIT 1

                       STOCK OPTION DEFERRAL ELECTION FORM

1. Optionee: ____________________________________________ [TYPE NAME]


2. Election Date (date this form is submitted to the Company): _____________, 200___

3. Grant date of Option subject to this Deferral Election: ____________________

4. Exercise Date:  ___________________

5. The Option subject to this Deferral Election was granted under the Triarc Companies, Inc. [CHECK ONE] ____ 1993 ____ 1998 ____ 2002 Equity Participation Plan.

6. Number of shares subject to the unexercised portion of the Option to which this Deferral Election relates [CHECK ONE]:

         ____     All shares
         ____     _______ shares, being less than all shares

7. Deferred Delivery Date

     Subject to the terms of "Annex A" (to which this Deferral Election Form is attached): [CHECK ONE]

         ___ I want delivery of my deferred shares and any related dividend equivalents (and earnings thereon) to commence upon my termination of employment

         ___ I want delivery of my deferred shares and any related dividend equivalents (and earnings thereon) to commence upon a particular date, which is written here:____________

         ___ I want delivery of my deferred shares and any related dividend equivalents (and earnings thereon) to commence upon the earlier of my termination of employment or a particular date, which is written here:____________

8.  Number of Deferred Delivery Dates [CHECK ONE]:

         ___ One [this means you will receive 100% of your deferred shares and any related dividend equivalents (and earnings thereon) on the Deferred Delivery Date specified in Item 6 above, subject to applicable withholding]

         ___ ______ [MUST BE A WHOLE NUMBER MORE THAN ONE] [This means that you will receive an equal number of deferred shares and the related dividend equivalents (and earnings thereon, if any) on the date specified in Item 6 above, and each of the specified number of anniversaries of that date, subject to applicable withholding. In order to avoid taxation by New York State if you are not a resident or domiciliary of New York when you receive the distribution (or any part of it), you must elect to receive the distribution in a series of substantially equal periodic payments, made no less often than annually, over a period which is not less than 10 years.]


BY SIGNING BELOW, YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THIS DEFERRAL ELECTION FORM, AS WELL AS "ANNEX A" TO WHICH IT IS ATTACHED AND TO WHICH IT IS SUBJECT. PARTICULARLY, YOU UNDERSTAND THAT YOUR ELECTION IS IRREVOCABLE (OTHER THAN AS SPECIFICALLY STATED IN THE ELECTION FORM), AND THAT YOU CANNOT EXERCISE THE PORTION OF THE OPTION SUBJECT TO THE ELECTION FOR SIX MONTHS FOLLOWING THE ELECTION DATE.

                                            TRIARC COMPANIES, INC.

______________________________
Optionee Signature/Date                     By:_______________________________